UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 29, 2012

WORTHINGTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Montgomery Street #1094, San Francisco, CA 94104
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 29, 2012, Worthington Energy, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Nevada, pursuant to which the Company effected a one-for-ten reverse split of its issued and outstanding common stock. The market effective date of the reverse stock split is November 2, 2012. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Articles of Incorporation of Worthington Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date: November 1, 2012	By: /s/ ANTHONY MASON
Anthony Mason
Chief Executive Officer